SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

October 3, 2001

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THE WALT DISNEY COMPANY
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF JURISDICTION OF INCORPORATION)

1-11605	95-4545390
(COMMISSION FILE NUMBER)	(IRS EMPLOYER
IDENTIFICATION NO.)

500 South Buena Vista Street, Burbank, California 91521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(818) 560-1000
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not applicable
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Explanatory Note:

              The Registrant is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K dated October 3, 2001 to restate the report to set forth the matters described in the report under Item 5 of Form 8-K.  Such matters were intially set forth under Item 9.

Item 5.   Other Events.

On October 3, 2001, Robert A. Iger, President of the Registrant, made a presentation at the Goldman Sachs "Communacopia" conference in New York City. A copy of the text of the presentation is filed herewith as Exhibit 99 and reference is hereby made thereto.

The Registrant believes that certain statements in the Presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Registrant's annual report on Form 10-K for the year ended September 30, 2000. Copies of these filings may be obtained by contacting the Registrant or the SEC.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99 Presentation of Robert A. Iger (October 3, 2001).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By: /s/ David K. Thompson
David K. Thompson
Senior Vice President
Assistant General Counsel

Dated: October 11, 2001